SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

KUBLA KHAN, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

KUBLA KHAN, INC.

57-71 # High-Tech Industrial Park NanShan

District ShenZhen

P.R. China 51805

May 10, 2004

Dear Shareholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the “Common Stock”), of Kubla Khan, Inc. (the “Company,” “we” or “us”). The purpose of this Information Statement is to notify our stockholders that on April 21, 2004 (the “Record Date”), we received written consent (the “Written Consent”) from certain of our principal stockholders (identified in the section entitled “Security Ownership Of Certain Beneficial Owners And Management”) holding 5,000,000 shares of Common Stock, representing approximately 89% of our total issued and outstanding Common Stock: (i) re-electing our entire board of directors, (ii) ratifying the engagement of Moores Rowland Mazars as our principal accountants and (iii) adopting a resolution to amend our Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 50,000,000 to 100,000,000.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of or persons able to direct the vote of a majority of the outstanding shares of our Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date, which is 20 days after this Information Statement was first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by our majority stockholders.

This Information Statement is being mailed on or about May 10, 2004 to our stockholders of record on the Record Date.

/s/ YaLi Xu
Chief Executive Officer and Director

KUBLA KHAN, INC.

57-71 # High-Tech Industrial Park NanShan

District ShenZhen

P.R. China 51805

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this Information Statement to inform you of: (i) the re-election of our entire board of directors, (ii) the ratification of the engagement of Moores Rowland Mazars to serve as our principal accountants, and (iii) amendment to our Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 50,000,000 to 100,000,000, by written consent from certain of our principal stockholders (identified in the section entitled “Security Ownership of Certain Beneficial Owners and Management”) holding 5,000,000 shares of our Common Stock as of April 21, 2004 (the “Record Date”), representing approximately 89% of the then total issued and outstanding Common Stock.

The adoption of the foregoing resolutions will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the Utah Revised Business Corporation Act. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the Utah Revised Business Corporation Act are afforded to our stockholders as a result of the adoption of these resolutions.

We will pay expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $1,500.

HISTORY

We were incorporated on March 28, 2000, in the state of Utah.   Until March 31, 2004, we operated a business consisting of a purchase overrun and distressed merchandise resale network.  On March 31, 2004, we completed a private placement of 5,500,000 shares of our Common Stock.  As part of such private placement we issued 3,000,000 shares of our common stock to Fang Xuemei and 2,000,000 shares of our common stock to Xu ZhongNan.  The purchase price per share of each of such shares in the private placement was $.10, for an aggregate purchase price of $550,000.  Such issuance constituted approximately 98% of our issued and outstanding stock.  As a result of the acquisition and change in control, we abandoned our business plan of establishing a purchase overrun and distressed merchandise resale network are holding ourselves available for an extraordinary corporate transaction, such as a merger, sale or reorganization.   Currently, we are exploring opportunities to engage in such extraordinary corporate transactions but are not a party to any agreement to enter into or engage in any such transactions.  In connection with Xuemei and ZhongNan’s acquisition of our securities, new directors were added to our board of directors and the old directors tendered their resignations.  Our newly constituted board of directors also immediately acted to elect new officers promptly after the change in control.

We are currently a “shell” corporation that seeks to identify and complete a merger or acquisition with a private entity whose business presents an opportunity for our shareholders. Our management will review and evaluate business ventures for possible mergers or acquisitions. We have not yet entered into any agreement, nor do we have any commitment or understanding to enter into or become engaged in a transaction, as of the date of this filing. Further, the business objectives discussed herein are extremely general and are not intended to restrict the discretion of our management.

As of March 31, 2004, we had 7 employees, 3 executive officers and 4 administrative personnel, all of which are full time,.

VOTE REQUIRED; MANNER OF APPROVAL

The election of our directors, the ratification of our engagement of Moores Rowland Mazars as our principal accountants and the amendment to our Articles of Incorporation requires the affirmative vote of the holders of a majority of the voting power of the Company. We have no class of voting stock outstanding other than the Common Stock. Section 704 of the Utah Revised Business Corporation Act (“URBCA”) provides that any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.  Under the applicable provisions of the URBCA, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to us.

As of the Record Date, there were 5,611,744 shares of our common stock issued and outstanding.  In accordance with the URBCA, the affirmative vote of a majority of the shareholders as of the Record Date to elect our directors, ratify the engagement of Moores Rowland Mazars and amend our Articles has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the amendment.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any action taken by written consent by a majority of our shareholders cannot take effect until 20 days after this Information Statement is sent to our stockholders.

ELECTION OF DIRECTORS

Our Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of such number of members as may be fixed, from time to time, by the Board of Directors, but not less than three and not exceeding nine.

Set forth below for each person who has been elected director, based on information supplied by him, are his name, age as of the date of the Information Statement, any presently held positions with us, his principal occupation now and for the past five years, other directorships in public companies.  Each shall hold office until their successors are elected and qualify.  Each of our Officers and Directors has held such office or position since March 31, 2004.  Each of our Officers holds their positions at the pleasure of the Board of Directors.  The information has been provided by the nominees without independent verification by our management.

Nominees To Serve As Directors

YaLi Xu, 33 years old, graduated from Hebei Shigia Zhuang University, China in 1991.  Miss Xu was employed by the Province PangBu City Post and Tele Bureau of the Province of Anhui from 1999 to 2001 as a general manager.  Miss Xu was a Finance Manager of Shenzhen City Blue Hope Electronics Limited Company from 2001 to 2004.

Zhongping Wang, 36 years old, graduated from HuangShi University in 1990.  Mr. Wang was a supervisor with HuangShi City Clothing Factory from 1997 to 2000.  He was a sales manager with Wondial Incorporated, a manufacturer and distributor of telephones, from 2000 to 2004, and was involved with the early development of Wondial.

ZhongNan Xu, 67 years old, was employed as a Supervisor by ErZhou YiXiang Chemical Company in the Province of HuBei from 1997 to 2002.  Mr. Xu was the General Manager of Shenzhen City YiJinLi Technology Developing Limited Company from 2002 to 2004.

None of the Company’s officers and directors serves on the board of directors of other public companies.

There are no family relationships among or directors and/or executive Officers.

During the past five years, no current director or executive officer of the Company:

(1) was a general partner or executive officer of any business which filed any bankruptcy petition or against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

(2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CHANGE OF PRINCIPAL ACCOUNTANTS

In our Form 8-K filed with the Securities and Exchange Commission on April 6, 2004, we disclosed that on March 31, 2004, Randy Simpson CPA, PC Independent Auditor (“Simpson”) resigned as our principal independent accountant.  Mr. Simpson’s reports on our financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  The audit report for the year ended December 31, 2002 was prepared in compliance for development stage companies.

During our two most recent fiscal years and through the date of Simpson’s resignation, there were no disagreements with Simpson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Simpson’s satisfaction, would have caused Simpson to make reference to the subject matter in connection with its report of the financial statements for such years or interim periods through March 31, 2004; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

On March 31, 2004, we retained Moores Rowland Mazars as our principal accountant.  On April 21, 2004, a majority of our stockholders ratified the engagement of Moores Rowland Mazars as our principal accountants.

Fees Of Independent Auditors For Years Ended December 31, 2003and 2002

The aggregate fees billed for the fiscal year ended December 31, 2003, for professional services rendered by Moores Rowland Mazars, the principal accountant for the audit of our annual financial statements and review of financial statements included in our 10-KSB reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $5,000.  We did not incur any other audit related fees or tax fees for the year ended December 31, 2003.

The aggregate fees billed for the fiscal year ended December 31, 2002, for professional services rendered by Randy Simpson, Certified Public Accountant, the principal accountant for the audit of our annual financial statements and review of financial statements included in our 10-KSB reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $1,290. We did not incur any fees tax advice during the year ended December 31, 2002.  We did not incur any other audit related fees for the year ended December 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our voting securities.

Beneficial ownership is shown as of the Record Date in the table below for shares held by (i) each person or entity known to us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock based solely upon a review of filings made with the U.S. Securities and Exchange Commission, (ii) each of our directors, (iii) our Chief Executive Officer and our two other most highly compensated officers whose compensation exceeded $100,000 during the fiscal year ended December 31, 2003 (the “Named Executive Officers”) and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares.

As of April 21, 2004

Name and Address Of Beneficial Owner (6)	Number of Shares Beneficially Owned (4)	Percentage of Shares Beneficially Owned (4)
YaLi Xu (1)	14,000.2%
Xiaobin Liu (1)	0	0
Zhongping Wang (1)	0	0
Xuemei Fang (2)(5)	3,100,000	55.2%
ZhongNan Xu (2)(5)	2,100,000	37.4%
Mark Peterson Roth IRA (3)	300,000	5.3%

All Officers, Directors and 5% Shareholders (7 persons)	5,414,000	98.3%

(1)               The address of the persons is c/o Kubla Khan, Inc., 57-71 # High-Tech Industrial Park Nan Shan, District ShenZhen, P.R. China 51805.

(2)               The address of the persons is 202 C Yu Luan Yuan, WanKe City Garden, XiangMei Rd., Shenzen, P.R. China 518034.

(3)               The address of such person is 440 East 400 South Salt Lake City, Utah 84111.

(4)               Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days or shares that otherwise may be acquired within 60 days of this Report are deemed to be beneficially owned by the person holding the options and warrants or person with the right to acquire such shares for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(5)    Includes an option to purchase 100,000 shares of Common Stock jointly owned.

(6)    None of our executive officers receive compensation in excess of $100,000 per year.

CHANGE OF CONTROL

Private Placement of 5,500,000 Shares of Common Stock

On March 31, 2004, we completed a private offering of 5,500,000 shares of our restricted Common Stock at a per share purchase price of $0.10 to seven individuals, resulting in gross proceeds to us of $550,000.  This private placement resulted in a change of control.  Xuemei Fang and ZhongNan Xu acquired 3,000,000 and 2,000,000 shares of our Common Stock, respectively.  According to a Schedule 13D filed by Fang and Xu, Fang and Xu also jointly own an option to purchase an aggregate of 100,000 shares of Common Stock from the other participants in the private placement.  The consideration was derived from each investor’s personal funds.

Our stock has not been actively traded.  As of April 20, 2004, the last traded price for our Common Stock was $3.00 per share.  At April 20, 2004 the last posted bid price for our Common Stock was $1.13 per share.  There was no posted ask price.  We did not pay any commission or other costs in connection with this offering.  We intend to use the proceeds of this offering to implement our new business plan.  We believe that the issuance of securities was made solely to persons in transactions exempt from registration pursuant to Regulations D and S of the Securities Act of 1933, as amended.

As a result of the sale, the following individuals became beneficial owners of 5% or more of our issued and outstanding shares of Common Stock:

Title of Class	Name of Beneficial Owner	Amount of beneficial ownership		Percent of class
Common Stock	Xuemei Fang	3,100,000	(1)	55.2%
Common Stock	ZhongNan Xu	2,100,000	(1)	37.4%
Common Stock	Mark Peterson Roth IRA	300,000		5.3%

(1) Includes an option to purchase 100,000 shares jointly owned.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Other than elections to office,  none of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any  associate of any such  persons, has any interest in the matters to be acted upon.  None of our directors has informed us in writing that he intends to oppose any action to be taken by us. No proposals have been received from any of our stockholders.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Remuneration Of Officers And Directors

During the past three fiscal years the only cash compensation we paid to our chief executive officer or to any officer was $5,198 paid to each of William Roberts and Kristine Ramsey in 2001.   Accordingly, no table relating to executive compensation has been included in this Information Statement.

Option/Sar Granted During The Last Fiscal Year

We did not have  a stock  option or stock appreciation rights plan during 2003. Therefore this section is not applicable.

Long Term Incentive Plans/Awards In Last Fiscal Year

We do not have long-term incentive plans and consequently has made no such awards.  Therefore this section is not applicable.

Equity Incentive Plan

We do not have an equity incentive plan.

Directors’ Compensation and Meetings

The current members of the Board of Directors are generally not paid for their services as a director. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

Our Board of Directors did not formally meet during the fiscal year ended December 31, 2003.

AUDIT COMMITTEE REPORT

The Audit Committee charter (the “Charter”) was adopted on March 31, 2004.  Its responsibilities are set forth in its Charter, which is included in its entirety with this Information Statement as Annex A. Currently our entire Board acts as the Audit Committee because we do not have any members who meet criteria of independent under the Exchange Act and the regulations of the Securities and Exchange Commission  to sit on our Audit Committee.  We are in the process of searching for additional individuals qualified to serve as our Audit Committee financial expert and/or on the audit committee generally.   Our Audit Committee did not exist last year.

Our Audit Committee Charter provides that the Audit Committee shall oversee and review with the full Board any issues with respect to the our financial statements, the structure of our legal and regulatory compliance, the performance and independence of our independent auditors and the performance of our internal audit function. The Committee retains our independent auditors to undertake appropriate reviews and audits of our Company’s financial statements, determines the compensation of the independent auditors, and approves the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.  The preparation of our financial statements is the responsibility of our management. The Audit Committee will maintain oversight of the independent public accountants by discussing the overall scope and specific plans for their audits, the results of their examinations, their evaluations of our internal accounting controls, and the overall quality of our financial reporting.

The Audit Committee shall also maintain oversight of our internal audit function by reviewing the appointment and replacement of our manager of internal auditing and periodically meets with the manager of internal auditing to receive and review reports of the work of our internal audit department. The Audit Committee shall meet with management on a regular basis to discuss any significant matters, internal audit recommendations, policy or procedural changes, and risks or exposures, if any, that may have a material effect on our financial statements.

Due to the recent establishment of our Audit Committee, our Audit Committee has only recently reviewed and ratified the actions by the full Board to (i), appoint and retain Moores Rowland Mazars as our independent auditors for the fiscal year ended December 31, 2003; (ii) review and discuss with our management our audited financial statements for the fiscal year ended December 31, 2003; (iii) discuss with our independent public accountants the matters required to be discussed by Statements on Auditing Standards No. 61 –“Communications with Audit Committees”, as then in effect; (iv) receive the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 –“Independence Discussions with Audit Committees,” as then in effect, and has discussed with our independent auditors their independence; (v) review internal audit recommendations; (vi) discuss with our independent auditors the quality of our financial reporting; (vii) and review and discuss with our independent auditors and management the status of activities intended to achieve compliance with §404 of the Sarbanes-Oxley Act.

In reliance on the reviews, reports and discussions referred to above, the Audit Committee has reviewed and ratified the inclusion of the audited financial statements with our Annual Report on Form 10-KSB for the year ended December 31, 2003.

Due to our developmental status, we do not currently have a standing nominating or compensation committee.

None of our directors who resigned since the date of the last annual meeting of security holders did so because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The foregoing report and other information provided above regarding the Audit Committee should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, the Exchange Act, and any rules or regulations promulgated thereunder (collectively, the “Acts”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During calendar years 2002 and 2003, we were parties to an agreement with William Roberts, our former President, whereby the Company rented office space from Mr. Roberts on a month to month basis at a rate of $500 per month.  This agreement terminated upon the consummation of the private placement of 5,500,000 shares of Common Stock by Cheering.

COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2003 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements, except as set forth below:

Section 16(a) Beneficial Ownership Reporting Compliance

Name	# of Late Report	# of Transactions Not Timely Reported	Failure to File Form(s)
William S. Roberts	2	1	4 and 5
Wallace Pidcock	2	1	4 and 5
Kristine Ramsey	2	1	4 and 5
YaLi Xu	2	1	4 and 5

AMENDMENT OF ARTICLES

GENERAL

Our current Articles of Incorporation filed with the Secretary of State of the State of Utah on March 28, 2000, provide for an authorized capitalization consisting of 50,000,000 shares of common stock, $.001 par value per share.  As of the Record Date, the date on which approval of the stockholders to increase the authorized capitalization was obtained, there were 5,611,744 shares of our Common Stock issued and outstanding.

The Board approved and authorized a change to our Articles of Incorporation to reflect the increase in the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, par value $0.001.  Given our new business plan of holding ourselves available for an extraordinary corporate transaction such as a merger or reorganization, the Board deemed it to be in our best interest to increase our capitalization to enable us to engage in activities necessary to implement our new business plan, including without limitation, raising capital.

The increase in the number of authorized shares of Common Stock and the creation of a class of preferred stock have been approved by the Board and the stockholders holding 5,000,000 shares of Common Stock, representing approximately 89% of the total issued and outstanding Common Stock as of the Record Date. The Board reserves the right, notwithstanding stockholder approval and without further action on the part of the stockholders, not to proceed with the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Utah if, at any time prior to such filing, the Board, in its sole discretion, determines that the terms of the amendment to the Articles of Incorporation are no longer in the best interests of us and our stockholders.

PURPOSES AND EFFECT OF THE INCREASE IN CAPITALIZATION

We have recently adopted a new business plan of holding ourselves available for an extraordinary corporate transaction such as a merger or reorganization.  Currently, we are exploring opportunities to engage in such extraordinary corporate transactions but are not a party to any agreement to enter into or engage in any such transactions.  We anticipate that we will need to obtain additional capital to implement our business plan.  Currently, there are 5,611,744 shares of common stock issued and outstanding.  This amendment to the Articles of Incorporation will enable us to issue securities in connection with raising capital or engaging in extraordinary corporate transactions in accordance with our business plan.

On April 21, 2004, holders of a majority of shares of our voting stock adopted by written consent resolutions to amend our Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 50,000,000 to 100,000,000.

Except as set forth above, as of the date of this Information Statement, the Board knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

Only one Information Statement is being delivered to multiple security holders sharing an address.  If you are a security holder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE RESTATED ARTICLES, PLEASE CONTACT:

Kubla Khan, Inc.

57-71 # High-Tech Industrial Park NanShan

District ShenZhen

P.R. China 51805

011 86 755 26983825

By Order of the Board of Directors,

/s/ YaLi Xu
Chief Executive Officer

Annex A

Audit Committee Charter

Membership and Meetings

Membership

It is recommended that the Committee shall be comprised of no fewer than three members as appointed by the Board of Directors upon recommendation of the Board Affairs Committee. Each Committee member shall meet the independence, experience and other membership requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the regulations of the Securities and Exchange Commission (“Commission”).  The Board will recommend the Committee members and a Committee Chair. Consideration will be given to staffing the Committee with at least one member who is an audit committee financial expert as defined by the Commission. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

Meetings

The Committee shall meet in person or telephonically as often as it determines, but not less frequently than once per quarter. Meetings of the Committee should be attended by representatives of the Company’s principal external auditors (“independent auditors”), the Chief Financial Officer, the Leader of Internal Audit, the General Counsel and others as and when deemed appropriate by the Committee. The Committee shall meet privately with such persons or groups, whenever the Committee deems it appropriate.

The Committee Chair shall be responsible for calling the meetings of the Committee, establishing meeting agenda with input from management and supervising the conduct of the meetings.

A majority of the number of appointed Committee members will constitute a quorum for conducting business at a meeting of the Committee.

Purposes

The Committee will assist the Board in the oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Committee shall also prepare the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

Committee Authority and Responsibilities

Relationship with the Independent Auditors

The Committee has the sole authority to appoint or replace the independent auditor. Notwithstanding this authority, the Committee will ask shareholders to ratify the Committee’s selection. If shareholders fail to so ratify, the Committee will consider that fact in its future selection of the independent auditor.

The Committee is responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. The independent auditor will report directly to the Committee.

Preapproval of Audit and Non-Audit Services

The Committee has the sole authority to preapprove all auditing services and permitted nonaudit services to be performed by the independent auditor. The Committee may delegate this authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals are presented to the full Committee at its next scheduled meeting.

Resources of the Committee

The Committee has the authority to retain independent legal, accounting or other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor and to any advisors employed by the Committee.

Reports to the Board

The Committee will make regular reports to the Board.

Charter Reviews

The Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Performance Assessment

The Committee will annually review the Audit Committee’s own performance.

Other Responsibilities

The Committee, to the extent it deems necessary or appropriate, will:

Financial Statement and Disclosure Matters

1.                                       Review and discuss with management and the independent auditor:

(a)                                                        The annual audited financial statements (and related Form 10-KSB) and quarterly unaudited financial statements (and related Forms 10-QSB), including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

(b)                                                       Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

(c)                                                        The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

2.                                       Review and discuss reports from the independent auditors on:

(a)                                  All critical accounting policies and practices to be used.

(b)                                 All material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)                                  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

3.                                       Discuss with management the Company’s earnings press releases (including any use of “pro-forma” or “adjusted non-GAAP information”), financial information and earnings guidance provided to analysts and rating agencies.

4.                                       Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

5.                                       Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any disagreements with management.

6.                                       Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

7.                                       At least annually, review a report from the independent auditor describing:

(a)                                  the independent auditor’s internal quality-control procedures,

(b)                                 any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

(c)                                  any steps taken to deal with any such issues, and

(d)                                 all relationships between the independent auditor and the Company.

8.                                       Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. This review should also include an evaluation of the lead audit partner. The Committee shall present its conclusions with respect to the independent auditor and lead audit partner to the Board.

Oversight of the Company’s Internal Audit Function

9.                                       Review the appointment and replacement of the Leader of Internal Audit.

10.                                 Review the Company’s internal system of audit and financial controls, internal audit plans and the results of internal audits.

Compliance Oversight Responsibilities

11.                                 Review (a) the status of the Company’s compliance with applicable laws and regulations, (b) major legislative and regulatory developments which could materially impact the Company, and (c) management’s efforts to monitor compliance with the Corporation’s code of conduct.

12.                                 Review and investigate any matters pertaining to the integrity of senior management, including conflicts of interest or adherence to standards of conduct as required by Company policy.

13.                                 Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

14.                                 Obtain from the independent auditor assurance that Section 10A (b) of the Exchange Act has not been implicated.

Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the

Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.